John Hancock
Growth
Trends
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing approxi
mately one-third
of its assets in
stocks of U.S. and
foreign companies
in each of the
following sectors:
financial services,
health care and
technology.

Over the last six months

* The economy slowed precipitously and interest rates fell.

* The stock market produced negative results overall.

* Technology, health-care and financial services stocks struggled to varying degrees.

[Bar chart with heading "John Hancock Growth Trends Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -22.54% total return for Class A. The second bar represents the -23.06% total return for Class B. The third bar represents the -23.06% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top five holdings

Financial Services

 4.7%   Citigroup
 4.4%   Goldman Sachs
 4.4%   AFLAC
 4.3%   Fifth Third Bancorp
 4.2%   American International Group

Technology

 4.2%   KLA Instruments
 4.1%   AOL Time Warner
 4.05   Micron Technology
 3.9%   Nokia
 3.5%   Flextronics

Health Care

10.0%   Amgen
 8.4%   American Home Products
 6.8%   Eli Lilly
 6.7%   Bristol-Myers Squibb
 6.0%   Allergan

As a percentage of Financial Services, Technology and Health Care net assets, respectively, on April 30, 2001.



John Hancock
Growth Trends
Fund

MANAGERS'
REPORT

The six-month period ending April 30, 2001 proved difficult for the three industry groups that make up John Hancock Growth Trends Fund -- financials, health care and technology. Overall, U.S. stocks declined amid erosion in the outlook for the economy and corporate earnings. Faced with these rapidly deteriorating conditions, the Federal Reserve cut interest rates by two percentage points, helping set the stage for an April stock-market rally and a partial recouping of earlier losses.

"...any market-sensitive
 financial services
 companies were hurt."


PERFORMANCE AND STRATEGY REVIEW

Against that backdrop, the Fund's Class A, Class B and Class C shares posted total returns of -22.54%, -23.06% and -23.06%, respectively, at net asset value for the six months ended April 30, 2001. That compared with the -1.37% return of the average specialty/miscellaneous fund, according to Lipper, Inc. 1 Please see pages six and seven for historical performance information.

Technology stocks experienced by far the biggest decline of the three sectors before their April rebound. When market movements result in significant changes to the Fund's asset allocation, we will use cash flow to or from the Fund to adjust back towards our target one-third weights. That occurred twice during the period, both times in the technology sector. Both times, all new cash flow into the Fund was used to address the tech imbalance over the subsequent few weeks.

FINANCIALS By James K. Schmidt, CFA

Financial stocks managed to outperform the overall market in the last six months, but it was largely due to a strong rally in bank stocks in the last two months of 2000. In the increasingly difficult stock-market environment, any market-sensitive financial services companies were hurt. That included the Fund's holdings in Charles Schwab, American Express and Marsh & McLennan, with its Putnam asset manager subsidiary. Several of our larger insurance company stocks also sold off, not because of any fundamental changes, but simply because their valuations, as measured by price/earnings ratios, had become too high for value-conscious investors.

During the period, we increased our exposure to more interest-rate-sensitive financial companies, including mortgage lender Fannie Mae, which was one of the Fund's better performers, and banks such as BB&T Corp., a Texas bank that has been successful at acquisitions. On the other hand, our emphasis on trust banks with less interest-rate sensitivity, like State Street, worked against us this period, as their higher valuations put them out of investor favor.

Going forward, we expect that further interest-rate cuts will prevent the U.S. economy from slipping into recession. With its upturn in April, the market has begun to anticipate a recovery later in 2001, and that bodes well for an upturn in market-related activity and financial stocks in general.

"With few exceptions,
 most tech stocks
 ended the period
 with sizable losses."

HEALTH CARE By Jordan Schreiber, CFA

During the six months ended April 30, 2001, the health-care sector came under pressure, although it rallied near the close of the period. As November began, biotechnology shares were in the aftermath of a burst speculative bubble. Pharmaceutical companies, although viewed as a safe haven in the face of a soft economy, risked the possibility of falling out of favor. Their potential upside in a rally was dwarfed by the potential rise of cyclical stocks, which were priced at much more modest valuations. And should the market continue to decline, the drug group's valuations -- although moderate -- presented downside exposure. As a consequence, both the biotechnology and pharmaceutical sub-sectors underperformed in the health-care sector. The Fund's health-care holdings, however, were able to substantially outpace the health-care sector thanks to meaningful positions in health-care service companies and mid-cap companies. Several of our better-performing holdings were Caremark Rx, Inc. a pharmaceutical benefit management company; WellPoint Health Networks, Inc., an HMO, and Diagnostic Products Corporation.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 31%, the second is Computers 14%, the third Electronics 11%, the fourth Banks-U.S. 11% and the fifth Insurance 9%.]

[Pie chart at bottom of page with heading "Portfolio allocation excluding cash on April 30, 2001." The chart is divided into three sections (from top to left): Financials 34%, Health care 34% and Technology 31%.]

Looking ahead, we will continue to maintain a diversified health-care portfolio. As of April 30, 2001, no single position exceeded 10% of the health-care portfolio. Positions included pharmaceuticals companies, biotechnology companies and mid-cap health-care product and service companies.

TECHNOLOGY By Marc Klee, CFA, Barry Gordon and Alan Loewenstein, CFA

With few exceptions, most tech stocks ended the period with sizable losses. Among the biggest detractors from performance were storage companies EMC Corp. and Network Appliance, hurt by the economic slowdown and intensified competition. Another major detractor was Cisco Systems, the leading supplier of data networking products to business. It got hit hard in the first quarter of 2001 as its projected growth rate was cut sharply. Computer software and service stocks also struggled. Although many software projects remain under way, corporations have re-evaluated their current spending because the near-term outlook is so uncertain. The stock prices of Internet infrastructure software companies i2 Technologies, BEA Systems and Mercury Interactive plummeted, even though we believe their prospects remain strong. Communications equipment companies, including Corning and JDS Uniphase, also posted sharp declines as many of their customers -- the telecommunications carriers -- faced problems.

We did have a few winners, including semiconductor-related companies KLA-Tencor and Micron Technology, which bounced back this spring when global investors started to adjust their portfolios toward cyclical and growth-oriented stocks.

We're fairly optimistic about the prospects for technology stocks, which are reasonably valued and have excellent growth prospects. Given the increasing reliance on technology by consumers and corporations, our view is that five-year growth rates for the tech sector will be higher than those of the S&P 500 Index. We believe this is an attractive time to buy technology stocks, which historically do well in a declining interest-rate environment.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Caremark Rx followed by an up arrow with the phrase "Attractive valuation boosts mid-cap pharmaceutical benefits management firm." The second listing is Network Appliance followed by a down arrow with the phrase "Economic slowdown curtails orders." The third listing is Charles Schwab followed by a down arrow with the phrase "Brokerage firm hurt by deteriorating stock market."]

"...both the biotechnology
 and pharmaceutical
 sub-sectors underperformed
 in the health-care sector."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Standard & Poor's
500 Index, an unman
aged index that
includes 500 widely
traded common
stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                9-22-00      9-22-00      9-22-00           --

Average annual returns with maximum sales charge (POP)
Since inception 1             -29.82%      -30.27%      -28.05%           --

Cumulative total returns with maximum sales charge (POP)
Six months                    -26.39%      -26.91%      -24.62%       -12.06%
Since inception               -29.82%      -30.27%      -28.05%           --

1 Not annualized.

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,757 as of April 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth Trends Fund, before sales charge, and is equal to $7,390 as of April 30, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Trends Fund, after sales charge, and is equal to $7,018 as of April 30, 2001.

                                    Class B      Class C
Inception date                      9-22-00      9-22-00
Without sales charge                 $7,340       $7,340
With maximum sales charge            $6,973       $7,194
Index                                $8,757       $8,757

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 94.92%                                                                                     $351,026,414
(Cost $411,154,875)

Banks -- Foreign 1.12%                                                                                     $4,145,662
      56,000   Banco Popular Espanol SA (Spain)                                                             1,999,815
         495   Julius Baer Holding Ltd. (Switzerland)                                                       2,145,847

Banks -- United States 11.20%                                                                              41,416,192
      57,000   BB&T Corp.                                                                                   2,018,940
      97,600   Fifth Third Bancorp                                                                          5,246,976
      95,000   First Union Corp.                                                                            2,847,150
     122,500   FleetBoston Financial Corp.                                                                  4,700,325
      74,500   Northern Trust Corp.                                                                         4,844,735
      48,100   State Street Corp.                                                                           4,991,818
      60,500   SunTrust Banks, Inc.                                                                         3,841,750
     202,852   U.S. Bancorp                                                                                 4,296,405
     102,800   Wells Fargo & Co.                                                                            4,828,516
      71,300   Zions Bancorp.                                                                               3,799,577

Broker Services 4.17%                                                                                      15,407,050
      59,000   Goldman Sachs Group, Inc.                                                                    5,374,900
      67,000   Lehman Brothers Holdings, Inc.                                                               4,874,250
     260,500   Schwab (Charles) Corp.                                                                       5,157,900

Computers 13.88%                                                                                           51,332,244
      85,000   BEA Systems, Inc.*                                                                           3,472,250
     140,000   Cadence Design Systems, Inc.*                                                                2,898,000
     190,000   Cisco Systems, Inc.*                                                                         3,226,200
     140,000   Citrix Systems, Inc.*                                                                        3,976,000
     140,000   Dell Computer Corp.*                                                                         3,680,600
     100,000   EMC Corp.*                                                                                   3,960,000
     210,000   Exodus Communications, Inc.*                                                                 2,016,000
      83,000   Fiserv, Inc.*                                                                                4,593,220
     100,000   i2 Technologies, Inc.*                                                                       1,741,000
      50,000   Mercury Interactive Corp.*                                                                   3,307,500
      70,000   Network Appliance, Inc.*                                                                     1,592,514
     190,000   Palm, Inc.* #                                                                                1,521,900
     250,000   Parametric Technology Corp.*                                                                 2,850,000
     120,000   Redback Networks, Inc.*                                                                      2,284,800
      65,000   Siebel Systems, Inc.*                                                                        2,962,700
      60,000   VeriSign, Inc.*                                                                              3,076,800
      70,001   VERITAS Software Corp.*                                                                      4,172,760

Electronics 10.55%                                                                                         39,033,400
     400,000   Agere Systems, Inc. (Class A)*                                                               2,800,000
      80,000   Analog Devices, Inc.*                                                                        3,784,800
      74,000   Applied Materials, Inc.* #                                                                   4,040,400
      75,000   Applied Micro Circuits Corp.* #                                                              1,951,500
     160,000   Flextronics International Ltd.* (Singapore)                                                  4,302,400
     100,000   General Electric Co.                                                                         4,853,000
      90,000   Integrated Device Technology, Inc.*                                                          3,525,300
      95,000   KLA-Tencor Corp.* #                                                                          5,221,200
     110,000   Micron Technology, Inc.* #                                                                   4,991,800
     140,000   Solectron Corp.*                                                                             3,563,000

Fiber Optics 2.05%                                                                                          7,574,440
      52,000   CIENA Corp.*                                                                                 2,863,120
     225,000   Finisar Corp.*                                                                               3,363,750
      63,000   JDS Uniphase Corp.*                                                                          1,347,570

Finance 5.21%                                                                                              19,267,148
     110,200   American Express Co.                                                                         4,676,888
     243,000   Amvescap Plc, American Depositary
               Receipt (ADR) (United Kingdom)                                                               4,526,060
     117,000   Citigroup, Inc.                                                                              5,750,550
     121,000   MBNA Corp.                                                                                   4,313,650

Insurance 8.68%                                                                                            32,094,410
     167,600   AFLAC, Inc.                                                                                  5,329,680
      82,500   Ambac Financial Group, Inc.                                                                  4,439,325
      63,350   American International Group, Inc.                                                           5,182,030
      60,000   CIGNA Corp.                                                                                  6,402,000
      42,125   Marsh & McLennan Cos., Inc.                                                                  4,062,535
      86,800   SAFECO Corp.                                                                                 2,317,560
      61,600   XL Capital Ltd. (Class A)                                                                    4,361,280

Media 1.36%                                                                                                 5,050,000
     100,000   AOL Time Warner, Inc.*                                                                       5,050,000

Medical 30.94%                                                                                            114,435,260
     100,000   Allergan, Inc.                                                                               7,600,000
     182,100   American Home Products Corp.                                                                10,516,275
     200,000   Amgen, Inc.*                                                                                12,228,000
      60,000   Baxter International, Inc.                                                                   5,469,000
     100,000   Becton, Dickinson & Co.                                                                      3,235,000
     150,000   Bristol-Myers Squibb Co.                                                                     8,400,000
     250,000   Caremark Rx, Inc.*                                                                           3,962,500
      40,000   Celgene Corp.*                                                                                 706,800
      80,000   Cell Genesys, Inc.*                                                                          1,265,600
      50,000   Corixa Corp.*                                                                                  727,500
      16,700   Datascope Corp.                                                                                632,596
      50,000   Dendreon Corp.*                                                                                422,500
      13,400   Diagnostic Products Corp.                                                                      881,318
     100,000   Emisphere Technologies, Inc.*                                                                1,730,000
     115,000   Galen Holdings Plc (United Kingdom)                                                          1,492,958
     100,000   Genentech, Inc.*                                                                             5,250,000
      30,000   Guidant Corp.*                                                                               1,230,000
      50,000   HCA -- The Healthcare Co.                                                                    1,935,000
      50,000   Health Management Associates, Inc. (Class A)*                                                  896,000
      50,000   Health Net, Inc.*                                                                            1,077,500
      50,000   HEALTHSOUTH Corp.*                                                                             702,500
      20,000   ILEX Oncology Inc.*                                                                            370,000
     100,000   ImClone Systems, Inc.*                                                                       4,046,000
      75,000   LifePoint Hospitals, Inc.*                                                                   2,604,000
     100,000   Lilly (Eli) & Co.                                                                            8,500,000
      30,000   Medtronic, Inc.                                                                              1,338,000
      50,000   Oxford Health Plans, Inc.*                                                                   1,555,000
      50,000   Pfizer, Inc.                                                                                 2,165,000
     110,000   QLT, Inc.* (Canada)                                                                          2,945,800
      43,547   Sanofi-Synthelabo SA (France)                                                                2,612,455
      80,000   Schering AG (Germany)                                                                        3,954,476
     167,000   Smith & Nephew Plc (United Kingdom)                                                            787,182
     140,000   Syncor International Corp.                                                                   4,936,400
      80,000   Thoratec Corp.*                                                                                734,400
     300,000   WebMD Corp.*                                                                                 2,613,000
      50,000   Wellpoint Health Networks, Inc.*                                                             4,912,500

Mortgage Banking 1.27%                                                                                      4,679,158
      58,300   Fannie Mae                                                                                   4,679,158

Telecommunications 4.49%                                                                                   16,591,450
     120,000   Corning, Inc.                                                                                2,636,400
     260,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)                                       1,671,800
     170,000   Global Crossing Ltd.* (Bermuda)                                                              2,130,100
     135,000   Lucent Technologies, Inc.                                                                    1,351,350
     140,000   Nokia Corp. (ADR) (Finland)                                                                  4,786,600
      70,000   QUALCOMM, Inc.* #                                                                            4,015,200

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 5.49%                                                                              $20,295,400
(Cost $20,295,400)

Repurchase Agreement 5.49%
Investment in a joint repurchase
agreement transaction with Barclays Capital,
Inc. -- Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bond 6.50%
due 11-15-26)                                                                    4.51%         $20,295    $20,295,400

TOTAL INVESTMENTS 100.41%                                                                                $371,321,814

OTHER ASSETS AND LIABILITIES, NET (0.41%)                                                                 ($1,506,089)

TOTAL NET ASSETS 100.00%                                                                                 $369,815,725


* Non-income-producing security.

# All or a portion of the security is pledged as collateral for call options written.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $431,450,275)                         $371,321,814
Cash                                                                   40,785
Foreign currency, at value (cost $475,397)                            473,287
Receivable for investments sold                                    22,385,521
Receivable for shares sold                                          3,731,332
Dividends and interest receivable                                     252,543
Deferred offering costs                                                42,442

Total assets                                                      398,247,724

LIABILITIES
Payable for investments purchased                                  27,461,620
Payable for shares repurchased                                        554,135
Payable for call options written (premiums received $828,149)         127,648
Payable to affiliates                                                 210,516
Other payables and accrued expenses                                    78,080

Total liabilities                                                  28,431,999

NET ASSETS
Capital paid-in                                                   468,874,075
Accumulated net realized loss on investments                      (38,148,470)
Net unrealized depreciation of investments                        (59,433,345)
Accumulated net investment loss                                    (1,476,535)

Net assets                                                       $369,815,725

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($113,741,279 [DIV] 15,401,209 shares)                          $7.39
Class B ($179,325,714 [DIV] 24,415,092 shares)                          $7.34
Class C ($76,748,732 [DIV] 10,449,315 shares)                           $7.34

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.39 [DIV] 95%)                                             $7.78
Class C ($7.34 [DIV] 99%)                                               $7.41

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited). 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $30,622)            $1,234,193
Interest                                                              607,957

Total investment income                                             1,842,150

EXPENSES
Investment management fee                                           1,650,795
Class A distribution and service fee                                  155,993
Class B distribution and service fee                                  793,604
Class C distribution and service fee                                  337,213
Transfer agent fee                                                    449,979
Registration and filing fees                                          148,641
Custodian fee                                                         100,809
Offering costs                                                         51,300
Accounting and legal services fee                                      29,747
Trustees' fees                                                          8,910
Printing                                                                6,924
Miscellaneous                                                           4,660
Auditing fee                                                            3,719
Legal fees                                                              3,516

Total expenses                                                      3,745,810
Less expense reductions                                              (230,427)

Net expenses                                                        3,515,383

Net investment loss                                                (1,673,233)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                       (37,877,960)
Foreign currency transactions                                          61,677
Change in net unrealized
appreciation (depreciation) on
Investments                                                       (47,786,028)
Written options                                                       700,501
Translation of assets and liabilities in foreign currency             (11,687)

Net realized and unrealized loss                                  (84,913,497)

Decrease in net assets from operations                           ($86,586,730)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the pre
vious period. The
difference reflects
earnings less
expenses, any
investment gains
and losses,
distributions and
any increase or
decrease in
money share
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00 1        4-30-01 2

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income (loss)                       $25,711      ($1,673,233)

Net realized loss                                 (372,857)     (37,816,283)
Change in net unrealized
appreciation (depreciation)                    (12,336,131)     (47,097,214)

Decrease in net assets resulting
from operations                                (12,683,277)     (86,586,730)

From fund share transactions                   277,553,772      191,531,960

NET ASSETS
Beginning of period                                     --      264,870,495

End of period 3                               $264,870,495     $369,815,725

1 Class A, Class B and Class C shares began operations on 9-22-00.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

3 Includes undistributed net investment income of $196,698 and accumulated net investment loss of $1,476,535, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                10-31-00 1   4-30-01 2

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.54
Net investment income (loss) 3                  0.01       (0.02)
Net realized and unrealized
loss on investments                            (0.47)      (2.13)
Total from investment
operations                                     (0.46)      (2.15)
Net asset value, end of period                 $9.54       $7.39
Total return 4,5 (%)                           (4.60) 6   (22.54) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $86        $114
Ratio of expenses
to average net assets (%)                       1.65 7      1.65 7
Ratio of adjusted expenses
to average net assets 8 (%)                     1.75 7      1.79 7
Ratio of net investment income
to average net assets (%)                       0.57 7      0.54 7
Portfolio turnover (%)                            11          57

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                10-31-00 1   4-30-01 2

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.54
Net investment loss 3                             -- 9     (0.05)
Net realized and unrealized
loss on investments                            (0.46)      (2.15)
Total from investment
operations                                     (0.46)      (2.20)
Net asset value, end of period                 $9.54       $7.34
Total return 4,5 (%)                           (4.60) 6   (23.06) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $125        $179
Ratio of expenses
to average net assets (%)                       2.34 7      2.35 7
Ratio of adjusted expenses
to average net assets 8 (%)                     2.44 7      2.49 7
Ratio of net investment loss
to average net assets (%)                      (0.13) 7    (1.23) 7
Portfolio turnover (%)                            11          57

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                10-31-00 1   4-30-01 2

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.54
Net investment loss 3                             -- 9     (0.05)
Net realized and unrealized loss
on investments                                 (0.46)      (2.15)
Total from investment
operations                                     (0.46)      (2.20)
Net asset value, end of period                 $9.54       $7.34
Total return 4,5 (%)                           (4.60) 6   (23.06) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $53         $77
Ratio of expenses
to average net assets (%)                       2.34 7      2.35 7
Ratio of adjusted expenses
to average net assets 8 (%)                     2.44 7      2.49 7
Ratio of net investment loss
to average net assets (%)                      (0.13) 7    (1.23) 7
Portfolio turnover (%)                            11          57

1 Class A, Class B and Class C shares began operations on 9-22-00.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

3 Based on average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 The total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $0.01 per share.

See notes to
financial statements.



NOTES TO STATEMENTS

Unaudited.


NOTE A
Accounting policies

John Hancock Growth Trends Fund (the "Fund") is a diversified series of John Hancock Equity Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain
(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expense and offering costs

Expenses incurred in connection with the organization of the Fund have been borne by the Fund. Offering costs have been deferred and are charged to the Fund's operations ratably over a twelve-month period that began with the commencement of the investment operations of the Fund.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statements of Assets and Liabilities.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at April 30, 2001 the Fund has $307,599 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2008 -- $307,599.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.


Written options for the period ended April 30, 2001 were as follows:

                                          NUMBER OF       PREMIUMS
                                          CONTRACTS       RECEIVED

Outstanding, beginning of period                 --             --
Options written                               1,625       $828,149
Outstanding, end of period                    1,625       $828,149

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee
and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 1.00% of the Fund's average daily net asset value. The Adviser has subadvisory agreements with American Fund Advisors, Inc. and Mercury Advisors. The Fund is not responsible for the payment of the subadvisers' fees.

The Adviser has agreed to limit Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $230,427 for the period ended April 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $562,183 with regard to sales of Class A shares. Of this amount, $87,570 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $373,545 was paid as sales commissions to unrelated broker-dealers and $101,068 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $441,951 with regard to sales of Class C shares. Of this amount, $435,465 was paid as sales commissions to unrelated broker-dealers and $6,486 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $245,478 for Class B shares and $25,139 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $363,048,891 and $184,458,737, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $431,480,248. Gross unrealized appreciation and depreciation of investments aggregated $9,182,366 and $69,340,800, respectively, resulting in net unrealized depreciation of $60,158,434.

NOTE D
Fund share transactions

The listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                 YEAR ENDED   10-31-00 1             YEAR ENDED    4-30-01 2
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                       9,089,790       $90,800,820         8,572,031       $72,172,492
Repurchased                  (74,902)         (721,825)       (2,185,710)      (17,152,477)
Net increase               9,014,888       $90,078,995         6,386,321       $55,020,015

CLASS B SHARES
Sold                      13,245,850      $132,402,084        12,936,447      $108,352,597
Repurchased                  (93,017)         (922,621)       (1,674,188)      (12,847,360)
Net increase              13,152,833      $131,479,463        11,262,259       $95,505,237

CLASS C SHARES
Sold                       5,615,948       $56,117,981         5,559,232       $46,289,545
Repurchased                  (12,827)         (122,667)         (713,038)       (5,282,837)
Net increase               5,603,121       $55,995,314         4,846,194       $41,006,708

NET INCREASE              27,770,842      $277,553,772        22,494,774      $191,531,960


1 Class A, Class B and Class C shares began operations on 9-22-00.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803




HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Growth Trends Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

460SA  4/01
       6/01



Hancock     5750-46.edg     Page 16